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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 23, 2003

                                CYBERONICS, INC.
             (Exact name of registrant as specified in its charter)

    Delaware                          0-19806                    76-0236465
(State or other                     (Commission                (IRS Employer
jurisdiction of                     file number)             Identification No.)
incorporation)

                               Cyberonics Building
                            100 Cyberonics Boulevard
                              Houston, Texas 77058
               (Address of principal executive offices) (Zip code)

                                 (281) 228-7200
               Registrant's telephone number, including area code:

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ITEM 7. Financial Statements and Exhibits

      (c) Exhibits

        99.1 Press Release of Cyberonics, Inc. dated as of July 23, 2003.

ITEM 9. Regulation FD Disclosure

      On July 23, 2003, Cyberonics, Inc., a Delaware corporation (the "Company"), announced that the preliminary one-year results from its D-02 VNS TherapyTM depression pivotal study and D-04 companion study of chronic and recurrent treatment resistant depression, analyzed pursuant to the D-02 analysis plan submitted to the U.S. Food and Drug Administration (FDA) in September 2002, showed a highly statistically significant causal relationship (p-value < 0.001) between VNS Therapy and the depression improvements from baseline observed in the D-02 VNS study. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CYBERONICS, INC.

                                      /s/ Pamela B. Westbrook
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                                      Pamela B. Westbrook
                                      Vice President, Finance and Administration
                                      and Chief Financial Officer

Date: July 23, 2003